BBH Core Select
Class N Shares

Portfolio of BBH Trust

_____________________________________________________________________________________________

Supplement to the Statement of Additional Information dated February 29, 2008

1. Please add the following as the last paragraph to the portfolio managers’ account information found immediately under the section entitled “Portfolio Manager Information” on page 22:

The following information about the Fund’s additional Co-Portfolio Manager, Mr. Michael R. Keller is provided as of September 30, 2008.

Other Accounts Co-Managed by Michael R. Keller*	Total Number of Other Accounts Managed/ Total Assets (in millions)
Registered Investment Companies	None
Other Pooled Investment Vehicles	None
Other Accounts	1,219/$3,316
*Mr. Keller does not manage any accounts individually.

No other account co-managed by Mr. Keller has an incentive profit allocation or advisory fee based on the performance of the account.

Dollar value range of shares owned in the Fund by Mr. Keller: $27,072.

2. Under the “Portfolio Manager Information” section, please add the following paragraph as the third paragraph under subsection entitled “Compensation Structure” on page 23:

Mr. Keller is a Vice President of BBH.  He is paid a fixed base salary and variable incentives based on his performance, the investment performance of the Fund and the overall profitability of BBH.  Mr. Keller’s base salary is determined within a market competitive salary range, based on his experience and performance, and is consistent with the salaries paid to other vice presidents of BBH.  The variable incentives are composed of two separate elements.  The first element is a cash bonus determined at the end of each calendar year based on multiple performance criteria using a Balanced Scorecard methodology (the “Performance Bonus”).  The second and typically smaller element is participation in a profit sharing plan that allows all employees to share in the success of BBH in meeting its profit objectives.  This participation is a uniform portion of each employee’s base salary and is paid to each employee’s 401K account that vests over time.  The main criteria for establishing Mr. Keller’s Performance Bonus are (i) the investment performance of the Fund and certain separate accounts that follow a similar investment strategy as the Fund; (ii) Mr. Keller’s performance as an equity analyst covering the technology sector for the Fund and certain separate accounts that follow a similar investment strategy; and (iii) Mr. Keller’s leadership, collaboration, and communication skills.

Cusip           05528X604

October 28, 2008

BBH Core Select
class n  shares

Portfolio of BBH Trust

_____________________________________________________________________________________________

Supplement to the Prospectus dated February 29, 2008

1.       Please delete the bar chart on page 8 and replace it with the following:

The “y” axis reflects the “% Total Return” beginning with (30)% and increasing in increments to 30%.

The “x” axis represents calculation periods from the earliest first full calendar year end of the BBH Core Select’s start of performance through the calendar year ended 2007. The chart features nine distinct vertical bars, each shaded in charcoal, and each visually representing by height, the total return percentages for the calendar year. The calculated total return percentages for each calendar year are stated directly at the top of each respective bar, for the calendar years 1999 through 2007. The percentages noted are: 25.11%, (13)%, (17.76)%, (23.86)%, 20.34%, 7.22%, 8.00%, 12.77% and 12.40% respectively.

2.       Please replace the last two paragraphs on page 11 and the first paragraph on page 12 in their entirety with the following:

Mr. Richard H. Witmer, Mr. Timothy E. Hartch and Mr. Michael R. Keller as co-portfolio managers are responsible for the day-to-day management for the Fund.

Mr. Richard H. Witmer, is a Partner of Brown Brothers Harriman with 31 years of combined industry and investment experience.  Mr. Witmer holds an AB from Brown University and a MBA from Harvard University.  He joined Brown Brothers Harriman in 1976.

Mr. Timothy E. Hartch is a Managing Director of Brown Brothers Harriman with 12 years of combined industry and investment experience.  Mr. Hartch holds an AB from Harvard College and a JD and MBA from the University of Michigan.  He joined Brown Brothers Harriman in 1996.

Mr. Michael R. Keller is a Vice President of Brown Brothers Harriman with 9 years of investment experience.  Mr. Keller holds a BSE from Princeton University.  He joined Brown Brothers Harriman in 2005.

Cusip           05528X604

October 28, 2008